Exhibit 99.3

For Immediate Release	Contacts:	News Media Lisa Marie Bongiovanni, Mattel 310-252-3524 Patrick S. Feely Chief Executive Officer, Radica 626-744-1150	Securities Analysts Mike Salop, Mattel 310-252-2703 David C.W. Howell Chief Financial Officer, Radica (Hong Kong) 852-2688-4201

Mattel to Acquire Radica

EL SEGUNDO, Calif., July 26, 2006 — Mattel, Inc. (NYSE:MAT) and Radica (NASDAQ:RADA) announced an agreement by which Mattel will acquire Radica, the maker of electronic entertainment toys. The transaction, which has been approved by the companies’ respective boards of directors, is valued at approximately $230 million. Under the terms of the definitive agreement, Radica shareholders will receive $11.55 in cash for each share of Radica common stock.

A leader in the electronics arena, Radica manufactures and markets a diverse line of electronic entertainment products covering multiple business areas, including electronic games carrying the Radica, 20Q® and Play TV® brand names and youth electronics carrying the Girl Tech® brand name.

“The addition of Radica to the Mattel portfolio provides Mattel the opportunity to partner our global brands with Radica’s technological expertise to better participate in the burgeoning electronic toys arena,” said Robert A. Eckert, chairman and chief executive officer of Mattel. “Radica’s entrepreneurial spirit has allowed Radica to capture and deliver on some of the hottest trends in electronics, and the company has a proven track record of utilizing technology to reinvent basic play.”

“We are excited to be part of the Mattel family of brands and look forward to taking our brands to the next level by capitalizing on Mattel’s global network and expertise,” said Patrick S. Feely, chief executive officer of Radica. “Being part of the world’s largest and most profitable toy company affords our talented employees a unique opportunity to grow and develop our brands. I look forward to identifying and building upon the strong synergies between the two companies to drive increased sales growth.”

The transaction is subject to approval of Radica shareholders, as well as customary regulatory approvals. Radica’s largest shareholder has entered into a voting agreement in which he has agreed to vote shares constituting 40 percent of Radica’s outstanding common stock in support of the transaction. It is expected that the transaction will be completed in the fourth quarter of 2006.

Lehman Brothers, Inc. acted as financial advisor and Latham & Watkins LLP served as legal advisor to Mattel in connection with the transaction. Navigant Capital Advisors, LLC acted as financial advisor and Sullivan & Cromwell LLP served as legal advisor to Radica in connection with the transaction.

Mattel to Acquire Radica/Page 2

(more)

About Radica

Radica is a Bermuda company headquartered in Hong Kong. Radica had revenues in 2005 of approximately $163 million and maintains a Dallas-based design and marketing office, as well as a state-of-the-art manufacturing facility in China. Radica markets its products through subsidiaries in the United States, the United Kingdom, Canada and Hong Kong. Radica employs over 6,000 people worldwide in its group of companies. Internationally Radica sells products in approximately 30 countries.

About Mattel

Mattel, Inc., (NYSE: MAT, www.mattel.com) is the worldwide leader in the design, manufacture and marketing of toys and family products, including Barbie®, the most popular fashion doll ever introduced. The Mattel family is comprised of such best-selling brands as Hot Wheels®, Matchbox®, American Girl® and Tyco® R/C, as well as Fisher-Price® brands (www.fisher-price.com), including Little People®, Rescue Heroes®, Power Wheels® and a wide array of entertainment-inspired toy lines. With worldwide headquarters in El Segundo, Calif., Mattel employs more than 25,000 people in 42 countries and sells products in more than 150 nations throughout the world. Mattel’s vision is to be the world’s premier toy brands — today and tomorrow.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Radica intends to file relevant materials with the Securities and Exchange Commission, including a proxy statement on Form 6-K. INVESTORS AND SECURITY HOLDERS OF RADICA ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RADICA, MATTEL AND THE TRANSACTION. The proxy statement and other relevant materials (when they become available) and any other documents filed by Radica with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Radica by accessing the “Investor Relations” section of Radica’s website at www.Radicagames.com. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. Radica and its directors and officers may be deemed to be participants in the solicitation of proxies in respect of the contemplated transaction. Information regarding Radica’s directors and executive officers is contained in Radica’s Annual Report on Form 20-F for the year ended December 31, 2005 and in its report filed on Form 6-K dated May 2, 2006, filed with the SEC.

###

Note: Forward-looking statements with respect to the completion of the transaction and the financial condition, results of operations and business of the companies are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in such statements. These include, without limitation: uncertainty as to whether and in what timeframe the transaction will be completed, the failure to obtain the approval of Radica’s shareholders; the failure of either party to meet the closing conditions set forth in the definitive agreement; the ability to retain key personnel both before and after the transaction closes; the extent and timing of regulatory approvals; ongoing relations between Radica and its suppliers, customers and other parties; costs and other issues with respect to integrating Radica, its products and its employees into Mattel and achieving expected synergies; dependence on the timely development, manufacture, introduction and customer acceptance of new products; the seasonality of the toy business; customer concentration and pricing; significant changes in buying and payment patterns of major customers, including as a result of bankruptcy and store closures; adverse changes in general economic conditions in the U.S. and internationally, including adverse changes in the retail environment, employment and the stock market; order predictability and supply chain management; the impact of competition, including from private label toys, on revenues and margins; the supply and cost of raw materials (including oil and resin prices), components, employee benefits and various services; the effect of currency exchange rate fluctuations on reportable income; risks associated with acquisitions and mergers; the possibility of product recalls and related costs; risks associated with foreign operations; negative results of litigation, governmental proceedings or environmental matters; changes in law and regulations; possible work stoppages, slowdowns or strikes; possible outbreaks of SARS, bird flu or other diseases; political developments and the threat or occurrence of war or terrorist acts; the possibility of catastrophic events; the inherent risk of Mattel and Radica new initiatives; and other risks and uncertainties as may be detailed from time to time in public announcements and SEC filings. This release contains forward-looking statements within the meaning of federal securities laws. Readers are cautioned not to place undue reliance on these forward looking statements and any such forward-looking statements are qualified in their entirety to the cautionary statements contained in this press release. Neither Mattel nor Radica updates forward-looking statements and expressly disclaims any obligation to do so.